UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 18, 2023

NCL CORPORATION LTD.

(Exact name of registrant as specified in its charter)

Bermuda	333-128780	20-0470163
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7665 Corporate Center Drive, Miami, Florida 33126

(Address of principal executive offices, and Zip Code)

(305) 436-4000

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐	Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Secured Notes Indenture

On October 18, 2023, NCL Corporation Ltd. (“NCLC”), a subsidiary of Norwegian Cruise Line Holdings Ltd., closed its previously announced private offering (the “Notes Offering”) of $790.0 million aggregate principal amount of 8.125% senior secured notes due 2029 (the “Notes”). In connection with the Notes Offering, NCLC received net proceeds, after deducting the initial purchasers’ discount but before deducting estimated fees and expenses, of $781.1 million. NCLC used the net proceeds from the Notes Offering, together with cash on hand, to repay all of the term loans outstanding under its senior secured credit facility, including to pay any accrued and unpaid interest thereon, as well as related premiums, fees and expenses. No term loans are outstanding under the Sixth ARCA (as defined below).

The Notes were issued pursuant to an indenture (the “Indenture”), dated October 18, 2023, by and among NCLC, as issuer, the guarantors named therein, U.S. Bank Trust Company, National Association, as trustee, principal paying agent, transfer agent and registrar, and JPMorgan Chase Bank, N.A., as security agent (the “Security Agent”). Interest on the Notes will accrue from October 18, 2023 and is payable semi-annually in arrears on January 15 and July 15 of each year, beginning on July 15, 2024, at a rate of 8.125% per year. The Notes will mature on January 15, 2029 unless earlier redeemed or repurchased.

The Notes and the related guarantees will be secured by first-priority interests in, among other things and subject to certain agreed security principles, collateral consisting of substantially all of the assets of Norwegian Gem, Ltd., Norwegian Pearl, Ltd., Norwegian Spirit, Ltd., Norwegian Sun Limited, Norwegian Sky, Ltd., Insignia Vessel Acquisition, LLC, Nautica Acquisition, LLC, Regatta Acquisition, LLC, Navigator Vessel Company, LLC, Voyager Vessel Company, LLC, Norwegian Dawn Limited, Norwegian Jewel Limited, Norwegian Star Limited and Mariner, LLC (the “Guarantors”), including the vessels owned or operated by the Guarantors (the “Pledged Vessels”), and, in each case, assignments of insurances and earnings in respect of such Pledged Vessels, in each case except to the extent prohibited by applicable law or contract, and all equity interests of the Guarantors. Such collateral will be secured pursuant to collateral agreements, collateral assignments and other instruments to be entered into on or after October 18, 2023 under the laws of the United States and certain other jurisdictions, with such security interests perfected on or after October 18, 2023 in accordance with the agreed security principles described in the Indenture. Such collateral will also secure the obligations under NCLC’s senior secured credit facility and 8.375% senior secured notes due 2028 on a pari passu basis. On October 18, 2023, the Security Agent entered into a joinder to the intercreditor agreement, dated as of February 2, 2023, with respect to the collateral, which governs all arrangements related to the priority of the security interests in the collateral among the parties to the Indenture, NCLC’s senior secured credit facility and NCLC’s 8.375% senior secured notes due 2028.

NCLC may, at its option, redeem the Notes, in whole or in part, (i) prior to January 15, 2026, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus an applicable “make-whole” amount, plus accrued and unpaid interest and additional amounts, if any, to, but excluding, the redemption date, and (ii) on or after January 15, 2026, at the redemption prices set forth in the Indenture, plus accrued and unpaid interest and additional amounts, if any, to, but excluding, the redemption date. In addition, at any time and from time to time prior to January 15, 2026, NCLC may redeem up to 40% of the aggregate principal amount of the Notes with the net proceeds of certain equity offerings at a redemption price equal to 108.125% of the principal amount of the Notes redeemed, plus accrued and unpaid interest to, but excluding, the redemption date, so long as at least 60% of the aggregate principal amount of the Notes issued remains outstanding following such redemption.

The Indenture contains covenants that limit the ability of NCLC and its restricted subsidiaries to, among other things: (i) incur or guarantee additional indebtedness; (ii) pay dividends or distributions on, or redeem or repurchase, equity interests and make other restricted payments; (iii) make investments; (iv) consummate certain asset sales; (v) engage in certain transactions with affiliates; (vi) grant or assume certain liens; and (vii) consolidate, merge or transfer all or substantially all of their assets. Additionally, upon the occurrence of specified change of control triggering events, NCLC may be required to offer to repurchase the Notes at a repurchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the repurchase date. The Indenture also contains customary events of default.

The foregoing summary of the Indenture and the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Indenture and form of Note, which are attached as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Sixth Amended and Restated Credit Agreement

On October 18, 2023, NCLC entered into a Sixth Amended and Restated Credit Agreement (the “Sixth ARCA”), among NCLC, as borrower, Voyager Vessel Company, LLC, as co-borrower, the subsidiary guarantors party thereto, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and the lenders party thereto . The Sixth ARCA amends and restates the Fifth Amended and Restated Credit Agreement, dated as of May 8, 2020, as amended by Amendment No. 1, dated as of January 29, 2021, Amendment No. 2, dated as of March 25, 2021, Amendment No. 3, dated as of November 12, 2021, and Amendment No. 4, dated as of December 6, 2022 (the “Fifth ARCA”).

The Sixth ARCA, among other things, increased the aggregate amount of the lenders’ revolving facility commitments from $875,000,000 to $1,200,000,000. The revolving facility commitments and any revolving loans thereunder mature on October 18, 2026, provided that (a) if, on September 16, 2024, NCLC’s 3.625% senior notes due 2024 have not been repaid or refinanced with indebtedness maturing after January 16, 2027 and a liquidity test is not satisfied, the maturity date will be September 16, 2024, (b) if, on May 2, 2025, NCLC’s 5.375% exchangeable senior notes due 2025 have not been repaid or refinanced with indebtedness maturing after January 16, 2027 and a liquidity test is not satisfied, the maturity date will be May 2, 2025, and (c) if, on December 15, 2025, more than $300,000,000 of NCLC’s 5.875% senior notes due 2026 remain outstanding and the remainder has not been repaid or refinanced with indebtedness maturing after January 16, 2027, the maturity date will be December 15, 2025.  The revolving facility commitments will accrue interest (x) in the case of alternate base rate loans, at a per annum rate based on an alternate base rate plus a margin of between 0.00% and 1.25% and (y) in the case of term benchmark loans, at a per annum rate based on the adjusted term Secured Overnight Financing Rate plus a margin of between 1.00% and 2.25%. The revolving commitments will accrue an unused commitment fee on the amount of available unused commitments at a rate of between 0.15% and 0.30%. The applicable margin and unused commitment fee will depend on the total leverage ratio as of the applicable date.

The Sixth ARCA also (a) increased the basket for Permitted Additional Debt (as defined in the Sixth ARCA) from $4,025,000,000 to $5,025,000,000 (and increased the amount of such additional debt that may be secured on assets that are not collateral from $500,000,000 to $830,000,000) and (b) modified certain financial covenants.

As described under “Secured Notes Indenture” above, NCLC used the net proceeds from the Notes Offering, together with cash on hand, to repay all of the term loans outstanding under the Fifth ARCA, including to pay any accrued and unpaid interest thereon, as well as related premiums, fees and expenses. No term loans are outstanding under the Sixth ARCA.

The foregoing summary of the Sixth ARCA does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated into this Item 2.03 by reference.

Item 8.01	Other Events.

On October 11, 2023, NCLC issued a press release announcing the pricing of the Notes Offering. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Cautionary Statement Concerning Forward-Looking Statements

Some of the statements, estimates or projections contained in this report are “forward-looking statements” within the meaning of the U.S. federal securities laws intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this report, including, without limitation, those regarding our business strategy, financial position, results of operations, plans, prospects, actions taken or strategies being considered with respect to our liquidity position, valuation and appraisals of our assets and objectives of management for future operations (including those regarding expected fleet additions, our expectations regarding macroeconomic conditions, our expectations regarding cruise voyage occupancy, the implementation of and effectiveness of our health and safety protocols, operational position, demand for voyages, plans or goals for our sustainability program and decarbonization efforts, our expectations for future cash flows and profitability, financing opportunities and extensions, and future cost mitigation and cash conservation efforts and efforts to reduce operating expenses and capital expenditures) are forward-looking statements. Many, but not all, of these statements can be found by looking for words like “expect,” “anticipate,” “goal,” “project,” “plan,” “believe,” “seek,” “will,” “may,” “forecast,” “estimate,” “intend,” “future” and similar words. Forward-looking statements do not guarantee future performance and may involve risks, uncertainties and other factors which could cause our actual results, performance or achievements to differ materially from the future results, performance or achievements expressed or implied in those forward-looking statements. Examples of these risks, uncertainties and other factors include, but are not limited to the impact of:

•	adverse general economic factors, such as fluctuating or increasing levels of interest rates, inflation, unemployment, underemployment and the volatility of fuel prices, declines in the securities and real estate markets, and perceptions of these conditions that decrease the level of disposable income of consumers or consumer confidence;

•	the spread of epidemics, pandemics and viral outbreaks, including the COVID-19 pandemic, and their effect on the ability or desire of people to travel (including on cruises), which has adversely impacted and may continue to adversely impact our results, operations, outlook, plans, goals, growth, reputation, cash flows, liquidity, demand for voyages and share price;

•	implementing precautions in coordination with regulators and global public health authorities to protect the health, safety and security of guests, crew and the communities we visit and to comply with related regulatory restrictions;

•	our indebtedness and restrictions in the agreements governing our indebtedness that require us to maintain minimum levels of liquidity and be in compliance with maintenance covenants and otherwise limit our flexibility in operating our business, including the significant portion of assets that are collateral under these agreements;

•	our ability to work with lenders and others or otherwise pursue options to defer, renegotiate, refinance or restructure our existing debt profile, near-term debt amortization, newbuild related payments and other obligations and to work with credit card processors to satisfy current or potential future demands for collateral on cash advanced from customers relating to future cruises;

•	our need for additional financing or financing to optimize our balance sheet, which may not be available on favorable terms, or at all, and our outstanding exchangeable notes and any future financing which may be dilutive to existing shareholders;

•	the unavailability of ports of call;

•	future increases in the price of, or major changes, disruptions or reduction in, commercial airline services;

•	changes involving the tax and environmental regulatory regimes in which we operate, including new regulations aimed at reducing greenhouse gas emissions;

•	the accuracy of any appraisals of our assets as a result of the impact of the COVID-19 pandemic or otherwise;

•	our success in controlling operating expenses and capital expenditures;

•	trends in, or changes to, future bookings and our ability to take future reservations and receive deposits related thereto;

•	adverse events impacting the security of travel, or customer perceptions of the security of travel, such as terrorist acts, armed conflict, such as Russia’s invasion of Ukraine, and threats thereof, acts of piracy, and other international events;

•	adverse incidents involving cruise ships;

•	breaches in data security or other disturbances to our information technology and other networks or our actual or perceived failure to comply with requirements regarding data privacy and protection;

•	changes in fuel prices and the type of fuel we are permitted to use and/or other cruise operating costs;

•	mechanical malfunctions and repairs, delays in our shipbuilding program, maintenance and refurbishments and the consolidation of qualified shipyard facilities;

•	the risks and increased costs associated with operating internationally;

•	our inability to recruit or retain qualified personnel or the loss of key personnel or employee relations issues;

•	impacts related to climate change and our ability to achieve our climate-related or other sustainability goals;

•	our inability to obtain adequate insurance coverage;

•	pending or threatened litigation, investigations and enforcement actions;

•	volatility and disruptions in the global credit and financial markets, which may adversely affect our ability to borrow and could increase our counterparty credit risks, including those under our credit facilities, derivatives, contingent obligations, insurance contracts and new ship progress payment guarantees;

•	any further impairment of our trademarks, trade names or goodwill;

•	our reliance on third parties to provide hotel management services for certain ships and certain other services;

•	fluctuations in foreign currency exchange rates;

•	our expansion into new markets and investments in new markets and land-based destination projects;

•	overcapacity in key markets or globally; and

•	other factors set forth under the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022 and our Quarterly Reports on Form 10-Q for the periods ended March 31, 2023, June 30, 2023 and September 30, 2023.

The above examples are not exhaustive and new risks emerge from time to time. There may be additional risks that we consider immaterial or which are unknown.

Such forward-looking statements are based on our current beliefs, assumptions, expectations, estimates and projections regarding our present and future business strategies and the environment in which we expect to operate in the future. These forward-looking statements speak only as of the date made. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in our expectations with regard thereto or any change of events, conditions or circumstances on which any such statement was based, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1	Indenture, dated October 18, 2023, by and among NCL Corporation Ltd., as issuer, the guarantors party thereto, U.S. Bank Trust Company, National Association, as trustee, principal paying agent, transfer agent and registrar, and JPMorgan Chase Bank, N.A., as security agent (incorporated herein by reference to Exhibit 4.1 to Norwegian Cruise Line Holdings Ltd.’s Form 8-K filed on October 19, 2023 (File No. 001-35784)).

10.1	Sixth Amended and Restated Credit Agreement, dated October 18, 2023, by and among NCL Corporation Ltd., as borrower, Voyager Vessel Company, LLC, as co-borrower, the subsidiary guarantors party thereto, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent and as collateral agent, and the joint bookrunners and arrangers and co-documentation agents named thereto (incorporated herein by reference to Exhibit 10.1 to Norwegian Cruise Line Holdings Ltd.’s Form 8-K filed on October 19, 2023 (File No. 001-35784)). #

99.1	Press Release of NCL Corporation Ltd., dated October 11, 2023.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

# Certain portions of this document that constitute confidential information have been redacted in accordance with Regulation S-K Item 601(b)(10).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, NCL Corporation Ltd. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 19, 2023

NCL CORPORATION LTD.

By:	/s/ Mark A. Kempa
	Name:	Mark A. Kempa
	Title:	Executive Vice President and Chief Financial Officer